                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 28, 2003


                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


    An Ohio Corporation               No. 1-303                 31-0345740
(State or other jurisdiction    (Commission File Number)   (IRS Employer Number)
     of incorporation)


                                1014 Vine Street
                              Cincinnati, OH 45201
                    (Address of principal executive offices)


                 Registrant's telephone number: (513) 762-4000

ITEM 5. OTHER EVENTS

        On June 27, 2002, The Kroger Co., and its subsidiary guarantors, filed Registration Statement No. 333-91388 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415, and on July 18, 2002, filed pre-effective Amendment No. 1 (hereinafter, as amended, referred to as the "Registration Statement"). The Registration Statement provides for the issuance of Securities in an aggregate amount of $2,000,000,000, and was declared effective on July 23, 2002. Pursuant to a Prospectus Supplement dated January 21, 2003, The Kroger Co. is issuing $500,000,000 of Debt Securities denominated 5.50% Senior Notes due 2013. The Debt Securities being issued are being guaranteed by the subsidiary guarantors.

        Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of the Debt Securities. Attached hereto as Exhibit 1.1 is the Underwriting Agreement dated January 21, 2003. In connection with the issuance of the Senior Notes, the Registrant has executed a Pricing Agreement dated January 21, 2003, among The Kroger Co., its subsidiary guarantors, Banc One Capital Markets, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Salomon Smith Barney Inc., BNY Capital Markets, Inc., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., The Royal Bank of Scotland plc, U.S. Bancorp Piper Jaffray Inc., and The Williams Capital Group, L.P., the form of which is incorporated herein by reference as Exhibit 1.1.1 hereof.

        The form of indenture for the Senior Notes was filed as Exhibit 4.3 of the Registration Statement. The Fifteenth Supplemental Indenture, dated as of January 28, 2003, among The Kroger Co., its subsidiary guarantors, and U.S. Bank, N.A. (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as Trustee. The Fifteenth Supplemental Indenture is attached hereto as Exhibit 4.3.1.

        The proceeds of the offering initially will be used to repay amounts under Kroger's credit facilities or short term borrowings and thereafter to use borrowings under those credit facilities or short term borrowings to repurchase, repay or redeem Kroger's outstanding indebtedness. The Company anticipates using those borrowings to pay in full approximately $200 million under the synthetic lease that expires in February 2003, and to repay $250 million of notes that mature in March 2003. We also expect to use the proceeds of the offering for other general corporate purposes.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits:

            1.1 Underwriting Agreement dated January 21, 2003, among The Kroger Co., its subsidiary guarantors, Banc One Capital Markets, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Salomon Smith Barney Inc., BNY Capital Markets, Inc., Cooperatieve Centrale Raiffeisen-

            Boerenleenbank B.A., The Royal Bank of Scotland plc, U.S. Bancorp Piper Jaffray Inc., and The Williams Capital Group, L.P.

            1.1.1 Pricing Agreement dated January 21, 2003, among The Kroger Co., its subsidiary guarantors, Banc One Capital Markets, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Salomon Smith Barney Inc., BNY Capital Markets, Inc., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., The Royal Bank of Scotland plc, U.S. Bancorp Piper Jaffray Inc., and The Williams Capital Group, L.P..

            4.3.1 Fifteenth Supplemental Indenture dated as of January 28, 2003, among The Kroger Co., its subsidiary guarantors, and U.S. Bank, N.A. (formerly known as Firstar Bank, National Association), as trustee, relating to the 5.50% Senior Notes due 2013.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        THE KROGER CO.


January 28, 2003                        By: (Paul Heldman)
                                        Paul Heldman
                                        Senior Vice President, Secretary
                                             and General Counsel

                                  EXHIBIT INDEX

Exhibit No.                              Exhibit
-----------                              -------

   1.1 Underwriting Agreement dated January 21, 2003, among The Kroger Co., its subsidiary guarantors, Banc One Capital Markets, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Salomon Smith Barney Inc.,
                     BNY Capital Markets, Inc., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., The Royal Bank of Scotland plc, U.S. Bancorp Piper Jaffray Inc., and The Williams Capital Group, L.P.

   1.1.1 Pricing Agreement dated January 21, 2003, among The Kroger Co., its subsidiary guarantors, Banc One Capital Markets, Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, Salomon Smith Barney Inc., BNY Capital Markets, Inc., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., The Royal Bank of Scotland plc, U.S. Bancorp Piper Jaffray Inc., and The Williams Capital Group, L.P.

   4.3.1 Fifteenth Supplemental Indenture dated as of January 28, 2003, among The Kroger Co., its subsidiary guarantors, and U.S. Bank, N.A. (formerly known as Firstar Bank, National Association), as trustee, relating to the 5.50% Senior Notes due 2013.